EXHIBIT 10.(b)

Public Works and Government Services             Travaus publics et Services
Canada                                           gouvernementaux Canada

                                             ---------------------------------------------------------------
Purchasing Office - Bureau des achats:       Title - Sujet
Electrical & Electronics Products Division   CNR ANTENNA
11 Laurier St./11, rue Laurier               ----------------------------------------------- ---------------
6B1, Place du Portage, Phase III             Contract No. - N du contrat                     Date
Gatineau, Quebec K1A 0S5                     W8486-030974/002/HN                             July 15,2004
                                             ---------------------------------------------------------------
                                             Client Reference No. - N de reference du client
                                             W848630974
                                             ---------------------------------------------------------------
                                             Requisition No. - N de la demande
                                             W8486-030974
CONTRACT - CONTRAT                           ---------------------------- ----------------------------------
                                             File No. N de dossier        CCC No./N ccc - FMS no./N VME
Your proposal is accepted to sell Her        Hn357.W8486-030974
Majesty the Queen in right of Canada, in     ---------------------------------------------------------------
accordance with the terms and conditions     Financial Code (s)                              GST/HST
set out herein, referred to herein or        Code)s) financier (s)                           TPS/TVH
attached hereto, the goods, services,        2184BQ-C113-8486ZM-0000009224                    -----
and construction listed herein and on        GSTE01-B304-81710                                  X
any attached sheets at the price or                                                           -----
prices set out therefor.                     ---------------------------------------------------------------
                                             F.O.B. - F.A.B.
Nous acceptons votre proposition de vendre   Plant - Usine
a Sa Majeste la Reine u chef du Canada,      ---------------------------- ----------------------------------
aux conditions enoncees ou incluses par      GST/HST - TPS/TVH            Duty - Drolts
reference dans les presentes, et aux         See Herein - Voir ci-        See Herein -Voir ci-inclus
annexes ci-jointes, les blens, services      inclus
et construction enumeres dans les            ---------------------------- ----------------------------------
presentes, et sur toute feuille ci-annexee,  Destination - of Goods, Services, and Construction:
au(x) prix indique (s).                      Destination -des blens, services et contruction:
                                             DEPARTMENT OF NATIONAL DEFENCE
Comments - Commentaires                      CFSD MONTREAL
$1,310,650.00 US converted at $1.38 CDN =    6363 RUE NOTRE DAME ST E.
$1,808,697.00 CDN                            MONTREAL
                                             QUEBEC
                                             H4N3R9
                                             Canada
                                             ---------------------------------------------------------------

                                             Invoices - Original and two copies to be sent to:
                                             Factures - Envoyer I'original et deux copies a:
                                             DEPARTMENT OF NATIONAL DEFENCE
Vendor/Firm Name and Address                 CFSD MONTREAL
Raison sociale et adresse du fournisseur/de  P.O. BOX 4000 STN K
l'entrepreneur                               MONTREAL
891380073PG0001                              QUEBEC
Antenna Products Corp.                       HIN349
101 S.E. 25th Avenue                         CANADA
Mineral Wells                                ----------------------------------------------- ---------------
Texas                                        Address Enquiries to: - Adresser toutes         Buyer Id - Id
76067                                        questions a:                                    de l'acheteur
United States                                Demers, Carole                                  hn357
                                             ----------------------------------- ----------- ---------------
                                             Telephone No. - N de telephone      FAX No. N de FAX
                                             (819) 956-4034 (  )                 (819 953-4944
                                             ----------------------------------- ---------------------------
                                             Total Estimated Cost - Cout total   Currency Type - Devise
CANADA                                       estimatif $1,310,650.00             USD
                                             ----------------------------------- ---------------------------
                                             For the Minister - Pour le Ministre
                                             /s/ D Charlibois
                                             ---------------------------------------------------------------

Public Works and Government Services Travaux publics et Services   Document No. W8486-03097/002/HN
Canada                               gouvernementaux Canada
------- ---------------------------- ----- ----- --- ------- --------- --------------- -----------
                                     Dest. Inv.                Unit
                                     Code  Code  Qtr U. of I   Price   Total Item Cost  Delivery
Item                                 Dest. Fact. Qte U. de D   Prix     Cout unitaire   Livraison
Article          Description                                 unitaire   tout reporte
------- ---------------------------- ----- ----- --- ------- --------- --------------- -----------
   2    NSN - NNO:  5985-21-914-4507 WB941 W1941 500   Each  $  371.00 $185,500.00     2004-12-31
        ANTENNA SUBASSEMBLY.  UPPER
        ELEMENT ASSEMBLY
        NSCM/CAGE - COF/CAGE:  06032
        Part No. - N de la partie:
                    9480194-1
------- ---------------------------- ----- ----- --- ------- --------- --------------- -----------
   3    NSN - NNO:  5985-21-914-4513 WB941 W1941 500   Each  $1,098.00 $549,000.00     2004-12-31
        ANTENNA SUBASSEMBLY.  LOWER
        ELEMENT ASSEMBLY
        NSM/CAGE - COF/CAGE:  06032
        Part No. - N de la partie:

                    9480300-1
------- ---------------------------- ----- ----- --- ------- --------- --------------- -----------
   4    NSN - NNO:  5985-21-914-4514 WB941 W1941 100   Each  $3,137.00 $313,700.00     2004-12-31
        ANTENNA SUBASSEMBLY. HOUSING
        ASSEMBLY
        NSCM/CAGE - COF/CAGE:  06032
        Part No. - N de la partie:
                    9480193-1
------- ---------------------------- ----- ----- --- ------- --------- --------------- -----------























                     Line Item Detail - Details de I'article

Public Works and Government Services Travaux publics et Services   Document No. W8486-03097/002/HN
Canada                               gouvernementaux Canada
------- ---------------------------- ----- ----- --- ------- --------- --------------- -----------
                                     Dest. Inv.                Unit
                                     Code  Code  Qtr U. of I   Price   Total Item Cost  Delivery
Item                                 Dest. Fact. Qte U. de D   Prix     Cout unitaire   Livraison
Article          Description                                 unitaire   tout reporte
------- ---------------------------- ----- ----- --- ------- --------- --------------- -----------
   5    NSN - NNO:  5985-21-920-2937 WB941 W1941  50   Each  $5,249.00  $  262,450.00   2004-12-31
        ANTENNA. 3479. OMM HIGH; C/W
        5985-21-914-4514 EA 1
        5985-21-914-4507 EA 1,
        5985-21-914-4513 EA 1
        NSCM/CAGE - COF/CAGE; 06032
        Part No. - N de la partie:
                    9480191-1
------------------------------------ --------------------------------- ---------------------------
                                     Subtotal - Sous-total:             $1,310,650.00
                                     GST/HST Total - TPS/TVH Total:             $0.00
                                     Other % Total - Total Autre %:             $0.00
                                     Total:                             $1,310,650.00
                                     --------------------------------- ---------------------------






























                     Line Item Detail - Details de I'article

Contract No. -         Amd. No. - N de la modif.   Buyer ID - Id de l'acheteur
N du contrat                                       hn 357
W8486-030974/002/HN    File No. - N du dossier     CCC No./N CCC - FMS No./N VME
Client Ref. No. -      hn357W8486-030974
N de ref. du client
W848630974
--------------------------------------------------------------------------------
                           INSTRUCTIONS TO CONTRACTORS

THE FOLLOWING TERMS AND CONDITIONS ARE INCORPORATED HEREIN

SACC Reference    Section                                 Date
XLEFT02           NSCM Traceability                       27/09/96

Standard Instructions and Conditions

Standard Acquisition Clauses and Conditions Manual

All instructions, general terms, conditions and clauses identified herein by title, number and date are set out in the Standard Acquisition Clauses and Conditions Manual issued by Public Works and Government Services Canada (PWGSC).

An electronic version of the Manual is available on the PWGSC Website: http://sacc.pwgsc.gc.ca/sacc/index-e.jsp.
----------------------------------------

Terms and Conditions of the Contract

Pursuant to the Department of Public Works and Government Services Act, S.C. 1996, c. 16, the general terms, conditions and clauses identified herein by title, number and date, and the Conditions set out in Part B of the standard instructions and conditions, 9403 (2003/12/12) are hereby incorporated by reference into and form part of this Contract as though expressly set out herein, subject to any other express terms and conditions herein contained. (Derived from - Provenant de: A0000C, (12/12/03)

Conditions

General conditions

9601 (2003/12/12), General Conditions - Long Form
(Derived from - Provenant de:K0000D, 14/05/04)

Priority of Documents

The documents specified below form part of and are incorporated into the Contract. If there is a discrepancy between the wording of any documents which appear on the list, the wording of the document which first appears shall prevail over the wording of any document which subsequently appears on the list.

1.       these articles of agreement;

Contract No. -         Amd. No. - N de la modif.   Buyer ID - Id de l'acheteur
N du contrat                                       hn 357
W8486-030974/002/HN    File No. - N du dossier     CCC No./N CCC - FMS No./N VME
Client Ref. No. -      hn357W8486-030974
N de ref. du client
W848630974
--------------------------------------------------------------------------------
2.       the general conditions 9601 Long form, (2003/12/12)

3.       standard instructions and conditions 9403 (2003/12/12)

4.       the offer, dated March 30, 2004
(derived from - Provenant de: B4025D, 12/12/03)

Applicable Laws

This contract shall be interpreted and governed, and the relations between the Parties determined, by the laws in force in the Province of Ontario, CANADA. (Derived from - Provenant de: A9070C, 14/05/04)

Defence Contract

The Contract is a defence contract within the meaning of the Defence Production Act and shall be read accordingly.
(Derived from - Provenant de: A9006D, 21/06/99)

Authority, Contracting

The Contracting Authority is the contracting officer named on page one (1) of this Contract and is responsible for the management of this Contract. Any changes to the Contract must be authorized in writing by the Contracting Authority. The Contractor is not to perform work in excess of or outside the scope of this Contract based on verbal or written requests or instructions from any government personnel other than the aforementioned officer.
(Derived from - Provenant de: A1024C,29/10/93)

Supplier Contracts

Name and telephone number of the person responsible for:

General Enquiries

         Name:             Tammy Garland/Ron Chandler
         Telephone No.:    940-325-3301
         Facsimile No.:    940-325-0716
         E-mail address:   garland@antennaproducts.com
                           ---------------------------

Contract No. -         Amd. No. - N de la modif.   Buyer ID - Id de l'acheteur
N du contrat                                       hn 357
W8486-030974/002/HN    File No. - N du dossier     CCC No./N CCC - FMS No./N VME
Client Ref. No. -      hn357W8486-030974
N de ref. du client
W848630974
--------------------------------------------------------------------------------
Delivery Followup

         Name:             Tina Cooper
         Telephone No.:    940-325-3301
         Facsimile No.:    940-325-0716
         E-mail address:   cooper@antennaproducts.com
                           --------------------------
(Derived from - Provenant de:  D0030D, 25/05/01)

Materiel

Materiel supplied shall be new and conform to the latest issue of the applicable drawing, specification and/or part number that is in effect on the solicitation closing date.
(Derived from - Provenant de B1000D, 15/12/95)

Taxes - Foreign Suppliers

Unless otherwise specified in the Contract, the price herein includes no amount for any federal excise tax, state or local sales or use tax, or any other tax of a similar nature, or any Canadian tax whatsoever. Such price, however, includes all other taxes. If the Work is normally subject to federal excise tax, Canada will, upon request, furnish the Contractor with a certificate of exemption from such federal excise tax in the form prescribed by the federal regulations. Canada undertakes to supply the Contractor with such evidence of export as may, from time to time, be properly requested by the tax authorities. If, as a result of Canada's failure to do so, the Contractor is compelled to pay such federal excise tax, Canada shall reimburse the Contractor therfor, provided, however, that the Contractor will thereafter take such steps as Canada may require in an effort to recover such payment, and shall refund to Canada any amount so recovered.
(Derived from - Provenant de: C2000D, 16/02/98)

Customs Duty - Defence

1. As the goods to be supplied under the Contract are defence supplies, customs duties on importation to Canada may be remitted under the Tariff Item Number 9982.00.00 of the Schedule to the Customs Tariff.

2. Remission of customs duty payable may be granted under the Tariff Item Number 9982.00.00 when the total contract value of the defence supplies is C$250,000 or more. This reflects the import value of the goods plus the duty that would be applicable in the absence of the Customs Tariff.

Contract No. -         Amd. No. - N de la modif.   Buyer ID - Id de l'acheteur
N du contrat                                       hn 357
W8486-030974/002/HN    File No. - N du dossier     CCC No./N CCC - FMS No./N VME
Client Ref. No. -      hn357W8486-030974
N de ref. du client
W848630974
--------------------------------------------------------------------------------
3. The Department of National Defence will be responsible for prearranging remission on importation or for paying customs duties on importation and applying to Canada Border Services Agency for a refund. The importer is responsible for applying to Public Works and Government Services Canada in good time for the certification required by the Customs tariff.
(Derived from - Provenant de: C2610D, 14/05/04)

Canadian Customs Documentation

GENERAL

1. The Contractor shall provide two (2) copies of the Canada Customs Invoice
(CCI) or two (2) copies of the commercial invoice marked "For Customs Purposes Only" for all shipments when the Department of National Defence is the importer.

2. For shipments from the United States and/or Mexico which are of American, Mexican or Canadian origin, as defined by the North American Free Trade Agreement (NAFTA), proof of origin must be provided. This proof shall be in the form of a NAFTA Certificate of Origin for shipments valued greater than C$1,600 or a simple statement on the invoice for shipments valued at less than C$1,600. In either case, the document shall include an original signature and shall reference the contract number.

         NOTE: This certificate is not required for any valued shipment when the total contract value exceeds C$250,000.

3. Commercial customs brokers shall not be employed to customs clear merchandise provided against any contract, unless authorized by the Director Logistics Business Management/Transportation Movements 2 at National Defence Headquarters, telephone: (613) 995-0834, facsimile: (613) 992-9921.

COMPLETION OF DOCUMENTS


4. The completed CCI or commercial invoice must include the following information:

         (a) complete description of the material being shipped, including the applicable export tariff number, Harmonized Code or, in the united States, the Schedule B number;

         (b) value and terms of sale for each item (e.g. sale, loan, warranty, Incoterms 2000), including value of repairs, warranty repairs and/or replacement costs;

Contract No. -         Amd. No. - N de la modif.   Buyer ID - Id de l'acheteur
N du contrat                                       hn 357
W8486-030974/002/HN    File No. - N du dossier     CCC No./N CCC - FMS No./N VME
Client Ref. No. -      hn357W8486-030974
N de ref. du client
W848630974
--------------------------------------------------------------------------------


         (c) all contract numbers and financial codes are to be shown (Use Field 3 on the CCI form);

         (d) country of origin of goods; and

         (e) when a NAFTA Certificate of Origin has been prepared, the description field of the CCI or invoice shall include a statement confirming that it has been completed and is attached to that invoice.

DISTRIBUTION OF DOCUMENTS

5. The Contractor shall attach the following to shipping container No. 1 of all shipments using a waterproof envelope marked "Canada Customs Documentations":

         (a) one (1) copy of the CCI or one (1) copy of the commercial invoice as applicable, and;

         (b) one (1) copy of the NAFTA Certificate of Origin (if applicable).

6. The second copy of each of the above-mentioned forms shall be attached to the shipping documents. (Derived from - Provenant de: C2608D, 12/12/03)

Canadian Customs Duty and Sales Tax

Canadian customs duty and sales tax, if applicable, are extra to the Contract Price and payable by the consignee. (Derived from - Provenant de: C2605D, 30/10/96)

Basis of Payment - Firm Price

Subject to the provisions of this Contract and, in particular, to the Method of Payment provisions, the Contractor shall be paid the firm unit/lot price(s) specified in the Contract, in U.S. dollars, FOB plant, the Goods and Services Tax (GST) and/or the Harmonized Sales Tax (HST) extra, as applicable. Freight charges to destination and all applicable Custom duties and Excise taxes are excluded and payable by consignee.
(Derived from - Provenant de:XHN21, 03/15/2001)

Contract No. -         Amd. No. - N de la modif.   Buyer ID - Id de l'acheteur
N du contrat                                       hn 357
W8486-030974/002/HN    File No. - N du dossier     CCC No./N CCC - FMS No./N VME
Client Ref. No. -      hn357W8486-030974
N de ref. du client
W848630974
--------------------------------------------------------------------------------
Preparation for Delivery

Preparation for delivery shall be in accordance with the latest issue of the Canadian Forces packaging specification D-LM-008-036/SF-000.
(Derived from - Provenant de: D3016D, 12/12/03

Delivery Schedule

Prior to the delivery of materials the contractor will be required to contact the "Traffic Officer/Receipts Section" (see below) to schedule delivery. Deliveries may be refused at no cost to the Crown should this procedure not be followed.

25CFSD Montreal:  (514) 252-2777 Ext. 2363
(Derived from - Provenant de: XDL10, 10/12/01)

Materiel Off Contract in USA

MATERIEL OFF CONTRACT IN USA FOR DELIVERY IN CANADA:
Before loading of any shipment weighing 20,000 pounds and over, or which is of sufficient weight to constitute an economical carload/truckload, routing instructions shall be obtained by the supplying activity from the Department of Public Works and Government Services Canada, 501 Pennsylvania Avenue N.W., Washington, D.C. 20001 USA.

All less-than-carload/truckload shipments shall be routed by the supplying activity by the most direct and economical means. The mode selected should be consistent with the characteristics and value of the shipment. Unless otherwise directed, parcel post shall not be used and the shipment shall not be insured.

If shipments are forwarded by means other than Air or Rail, they must be shipped IN BOND TO CONSIGNEE IN CANADA; i.e. with a carrier bonded by Revenue Canada Customs.

Advance notification of shipping particulars including time of departure, method and route of shipment, and estimated time of arrival will be forwarded to the consignee, for urgently required shipments.
(Derived from - Rovenant de: XCEL21,05/02/99)

Contract No. -         Amd. No. - N de la modif.   Buyer ID - Id de l'acheteur
N du contrat                                       hn 357
W8486-030974/002/HN    File No. - N du dossier     CCC No./N CCC - FMS No./N VME
Client Ref. No. -      hn357W8486-030974
N de ref. du client
W848630974
--------------------------------------------------------------------------------
Priority Rating

Canada is a participant in the U.S. Defence Priorities and Allocations System and this defence contract is eligible for a Priority Rating. The Central Allocations and Defence Priorities Allocations Officer, Public Works and Government Services Canada, shall advise the Contractor as to the appropriate priority rating within sixty (60) days of the date of this Contract.
(Derived from - Provenant de: C2800C,10/12/01)

Delivery - Mandatory

The Contractor shall make the delivery complete by December 31, 2004. (Derived from Provenant de: D0006D, 15/09/97)

ISO 9001:2000 - Quality Management Systems - Requirements (QAC C)

The Contractor shall be responsible for implementing a quality system appropriate to the scope of work to be performed. It is recommended that the quality system be based on ISO 9001:2000 - Quality Management Systems - Requirements.

The Contractor shall be responsible for performing or having performed all inspections and tests necessary to substantiate that the materiel or services provided conform to the drawings, specifications and contract requirements. The Contractor shall keep accurate and complete inspection records which shall, upon request, be made available to the authorized Department of National Defence
(DND) representative, who may make copies thereof and take extracts therefrom during the performance of the Contract and for a period of one (1) year thereafter.

The Contracting Authority and DND shall have access to the Work at any time during working hours where any part of the Work is being carried out and may make examinations and such tests of the Work as they may think fit under the circumstances. Should the Work or any part thereof not be in accordance with the requirements of the Contract, the authorized DND representative shall have the right to reject the Work and require its correction or replacement at the Contractor's expense. DND shall inform the Contractor of the motives for any such rejections.

Notwithstanding the foregoing, all materiel is subject to verification and acceptance by DND at destination prior to payment. The authorized DND representative at destination may either be the consignee(s), the Technical Authority, or the Quality Assurance Authority.
(Derived from - Provenant de:  D5543D, 12/12/03)

Contract No. -         Amd. No. - N de la modif.   Buyer ID - Id de l'acheteur
N du contrat                                       hn 357
W8486-030974/002/HN    File No. - N du dossier     CCC No./N CCC - FMS No./N VME
Client Ref. No. -      hn357W8486-030974
N de ref. du client
W848630974
--------------------------------------------------------------------------------
Inspection/Acceptance

The Work provided under the Contract shall be subject to inspection and acceptance by the Consignee at destination. (Derived from - Provenant de:
D5308D, 21/06/99)

Invoicing Instructions

1. The Contractor shall submit invoices on its own form, and shall include the following information: the date, name and address of the consignee (s), item number, quantity, part number, reference number and description, contract file, serial numbers, Client Reference Number, and Procurement Business Number. Invoices will be distributed as follows:

         (a) The original and one copy to - Consignee

         (b) One (1) copy to :

             Department of Public Works and Government Services
             ICPSSS, LEFTD
             HN Division
             11 Laurier Street
             Gatineau, Quebec
             K1A OS5

             Attention CAROLE DEMERS

         (c) One (1) copy to:

             National Defence Headquarters
             MGen George R. Pearkes Building
             101 Colonel By Drive
             Ottawa, On K1A 0K2

             Attention:  DLCSPM 5-2-4A

2. Canada will only make payment upon receipt of a satisfactory invoice duly supported by specified release documents and any other documents called for under the Contract.

3. The Contractor shall not submit an invoice prior to shipment of the items to which it relates.
(Derived from - Provenant de: H5001D, 13/12/02)

Contract No. -         Amd. No. - N de la modif.   Buyer ID - Id de l'acheteur
N du contrat                                       hn 357
W8486-030974/002/HN    File No. - N du dossier     CCC No./N CCC - FMS No./N VME
Client Ref. No. -      hn357W8486-030974
N de ref. du client
W848630974
--------------------------------------------------------------------------------

Method of Payment

1. Payment by Canada to the Contractor for the Work shall be made within:

         (a) thirty (30) days following the date on which all of the Work has been delivered at the location(s) specified in the Contract, i.e. the delivery point not the ultimate destination, and all other Work required to be performed by the Contractor under the terms of the Contract has been completed; or

         (b) thirty (30) days following the date on which an invoice and substantiating documentation are received according to the terms of the Contract;

         whichever date is  the later.

2. If Canada has any objection to the form of the invoice or the substantiating documentation, within fifteen (15) days of its receipt, Canada shall notify the Contractor of the nature of the objection. "Form of the invoice" means an invoice which contains or is accompanied by such substantiating documentation as Canada requires. Failure by Canada to act within fifteen (15) days will only result in the date specified in paragraph 1 of the clause to apply for the sole purpose of calculating interest on overdue accounts.
(Derived from - Provenant de: H1000D, 12/12/03)

International Sanctions

1. Persons in Canada, and Canadians outside of Canada, are bound by economic sanctions imposed by Canada. As a result, the Government of Canada cannot accept delivery of goods or services that originate, either directly or indirectly,from the countries or persons subject to economic sanctions.

   Details on existing sanctions can be found at:
   http://www.dfait-maeci.cg.ca/trade/sanctions-e.asp
   --------------------------------------------------
2. It is a condition of this Contract that the Contractor not supply to the Government of Canada any goods or services which are subject to economic sanctions.

3. By law, the Contractor must comply with changes to the regulations imposed during the life of the Contract. During the performance of the Contract, should the imposition of sanctions against a country or person or the addition of a good or service to the list of sanctioned goods or services cause an impossibility of performance for the Contractor, the situation will be treated by the Parties as a force majeure. The Contractor shall forthwith inform Canada of the situation; the procedures applicable to force majeure shall then apply.
(Derived from - Provenant de: K2105D, 24/05/02)